Exhibit 10.1

AMENDMENT TO THE AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP OF

WHEELER REIT, L.P.

AMENDED DESIGNATION OF ADDITIONAL SERIES D

CUMULATIVE CONVERTIBLE PREFERRED UNITS

December 1, 2016

Pursuant to the Amended and Restated Agreement of Limited Partnership of Wheeler REIT, L.P., as amended (the “Partnership Agreement”), the General Partner hereby amends the Partnership Agreement as follows:

1. Designation and Number. The number of authorized Series D Preferred Units shall be 4,000,000.

2. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Partnership Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:

WHEELER REAL ESTATE INVESTMENT TRUST, INC., a Maryland real estate investment trust

By:	/s/ Jon S. Wheeler
Name:	Jon S. Wheeler
Title:	Chairman and Chief Executive Officer

[Signature page for Amendment re: Series D Preferred Units - December 2016]